UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 1, 2013

The Men’s Wearhouse, Inc.

(Exact name of registrant as specified in its charter)

Texas	1-16097	74-1790172
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of incorporation)

6380 Rogerdale Road
Houston, Texas	77072
(Address of principal executive offices)	(Zip Code)

281-776-7000

(Registrant’s telephone number,
including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously disclosed, Jon Kimmins joined The Men’s Wearhouse, Inc. (the “Company”) on April 1, 2013 as Executive Vice President and will become Chief Financial Officer, Treasurer and Principal Financial Officer effective as of April 4, 2013.  Diana M. Wilson will continue to serve as Executive Vice President, Interim Chief Financial Officer, Treasurer and Principal Financial Officer through the close of business on April 3, 2013 and will thereafter continue with the Company as Executive Vice President — Finance and Accounting.

Mr. Kimmins, age 55, has served as the Executive Vice President — Finance and Operations of LF-USA, Inc., a division of Li & Fung Limited, a wholesaler of apparel, footwear and fashion accessories, since April 2008. Mr. Kimmins is a graduate of The Pennsylvania State University.

The Company entered into an Employment Agreement (the “Employment Agreement”) with Jon Kimmins, effective as of April 1, 2013.  The initial term of the Employment Agreement shall be for a period of one year and thereafter shall automatically be extended for successive twelve-month periods unless the Company or Mr. Kimmins gives written notice of an election not to extend the Employment Agreement not less than 180 days prior to the end of the initial employment period and 90 days prior to the end of any extended employment period.

In addition, under the Employment Agreement, the Company agreed, among other things, to:

•                  pay Mr. Kimmins an annual base salary of $450,000;

•                  pay Mr. Kimmins a one-time signing bonus in the amount of $200,000; provided that in the event that Mr. Kimmins does not remain continually employed with the Company, for any reason other than layoff or reduction in force, through March 31, 2015, Mr. Kimmins will be required to pay back the signing bonus to the Company on a pro rata basis (i.e., each full month of employment will reduce the amount to be repaid by one twenty-fourth (1/24)) and the Company may offset any such repayment owed against any amounts owed by the Company to Mr. Kimmins;

•                  provide Mr. Kimmins an opportunity to earn an annual cash bonus each fiscal year in accordance with the terms of the Company’s annual cash bonus program for executive officers for such fiscal year based on the achievement of performance objectives as may be established from time to time by the Board or a committee thereof; provided, that Mr. Kimmins’s target bonus shall not be less than $450,000 for any given year (though the actual bonus paid may be greater or lesser than the target bonus and shall be determined consistent with the criteria set for other senior management executives at the Company by the Board or a committee thereof, based on such factors as it may determine), provided that the actual bonus paid for the fiscal year ended February 1, 2014 shall not be less than $225,000;

•                  provide life, accident, disability and health insurance coverage and certain other benefits provided to senior management executives of the Company;

•                  issue pursuant to the Company’s 2004 Long-Term Incentive Plan, (a)  deferred stock units (“DSUs”) having a fair market value equal to $1,000,000 (with the actual number of DSUs to be determined based on the closing price per share of the Company’s common stock as reported by the NYSE on the date of grant), to vest annually over a period of 5 years in equal, pro rata installments and (b) stock options having a fair market equal to $250,000 on the date of grant, to vest annually over a period of 3 years in equal, pro rata installments; and

•                  pay reasonable relocation costs, up to a maximum of $30,000, and reasonable costs for temporary housing from April 1, 2013 until September 30, 2013.

The Company may terminate Mr. Kimmins’s employment under the Employment Agreement for “cause”. Under the Employment Agreement, “cause” is limited to Mr. Kimmins’s:

•                  conviction of or a plea of nolo contendere to the charge of a felony (which, through the lapse of time or otherwise, is not subject to appeal);

•                  willful refusal without proper legal cause to perform, or gross negligence in performing, his duties and responsibilities;

•                  material breach of fiduciary duty to the Company through the misappropriation of Company funds or property or through fraud;

•                  material breach or default of his obligations or agreements under the Employment Agreement or any other agreement with the Company containing restrictive covenants or willful failure to follow in any material respect the lawful directions or policies of the Board; or

•                  unauthorized absence from work (other than for sick leave or personal disability) for a period of 60 working days or more during a period of 90 working days.

If the Company terminates Mr. Kimmins for cause, or if Mr. Kimmins terminates his employment with the Company without “good reason” (as defined below) or he chooses not to renew the Employment Agreement at the end of the current term or any extended term, the Company will pay all amounts owed to Mr. Kimmins under the Employment Agreement through the date of termination and any other benefits which may be owing in accordance with Company policies or applicable law, which will satisfy all of the Company’s obligations under the Employment Agreement.

If the Company terminates Mr. Kimmins’s employment without “cause” or Mr. Kimmins terminates his employment for “good reason” or if the Company notifies Mr. Kimmins that it does not intend to extend his employment under the Employment Agreement at the end of the current term or any extended term, then, in addition to any other benefits which may be owing in accordance with the Company’s plans and policies:

•	the Company will be required to pay Mr. Kimmins:

• a lump sum payment of all amounts owed through the date of termination,

•

a lump sum payment in cash equal to Mr. Kimmins’s full target bonus for the Company’s fiscal year ending contemporaneously with or immediately following the date of termination, to be paid on the April 15th immediately following the end of the Company’s fiscal year bonus period to which such target bonus relates, and

•

an additional lump sum payment in cash equal to the target bonus, to be paid on the April 15th immediately following the end of the Company’s fiscal year bonus period to which the target bonus relates;

•	Mr. Kimmins will continue to receive his annual base salary through the first year anniversary of the termination date; and

•                  all options to acquire securities of the Company held by Mr. Kimmins immediately prior to his termination date that would have vested if his employment continued for one year after the termination date shall become fully exercisable, and all restrictions on any restricted stock or deferred stock units of the Company held by Mr. Kimmins immediately prior to his termination date that would have lapsed if his employment continued for one year after the termination date shall be removed.

Under the Employment Agreement, “good reason” means:

•                  a material reduction in Mr. Kimmins’s status, title, position or responsibilities;

•                  a reduction in Mr. Kimmins’s annual base salary below $450,000;

•                  any material breach by the Company of the Employment Agreement;

•                  any purported termination of Mr. Kimmins’s employment for cause which does not comply with the terms of the Employment Agreement; or

•                  a mandatory relocation of Mr. Kimmins’s employment with the Company more than twenty-five (25) miles from the office of the Company where he is principally employed and stationed as of the date of the Employment Agreement, except for travel reasonably required in the performance of his duties and responsibilities;

provided, however, that no termination shall be for good reason until Mr. Kimmins has provided the Company with written notice of the conduct alleged to have caused good reason and at least thirty (30) days have elapsed after the Company’s receipt of such written notice from Mr. Kimmins, during which the Company has failed to cure any such alleged conduct.

If Mr. Kimmins’s employment is terminated as a result of his death, then, in addition to any other benefits which may be owing in accordance with the Company’s plans and policies, the Company will be required to:

•	pay to Mr. Kimmins’s estate:

	•	a lump sum payment in cash equal to (A) annual base salary earned through the date of Mr. Kimmins’s death and (B) any accrued vacation pay earned by Mr. Kimmins, and

•

a lump sum payment in cash equal to the number of days in the Company’s fiscal year up to and including the date of Mr. Kimmins’s death divided by the total number of days in the Company’s fiscal year multiplied by Mr. Kimmins’s bonus earned for the Company’s fiscal year ending contemporaneously with or immediately following the date of his death as reasonably determined by the Board or a committee thereof after the end of the Company’s fiscal year in which such death occurs in accordance with the Board’s determination policies then in effect; and

•

all options to acquire securities of the Company held by Mr. Kimmins immediately prior to his termination date that would have vested if his employment continued for one year after the termination date shall become fully exercisable, and all restrictions on any restricted stock or deferred stock units of the Company held by Mr. Kimmins immediately prior to his termination date that would have lapsed if his employment continued for one year after the termination date shall be removed.

If Mr. Kimmins’s employment is terminated because of his permanent disability, then, in addition to any other benefits which may be owing in accordance with the Company’s plans and policies:

•	the Company will be required to pay Mr. Kimmins:

	•	a lump sum payment in cash equal to (A) annual base salary earned through the date of Mr. Kimmins’s termination of employment and (B) any accrued vacation pay earned by Mr. Kimmins, and

•

a lump sum payment in cash equal to the number of days in the Company’s fiscal year up to and including his termination date divided by the total number of days in the Company’s fiscal year multiplied by Mr. Kimmins’s bonus earned for the Company’s fiscal year ending contemporaneously with or immediately following the termination date as reasonably determined by the Board or a committee thereof after the end of the Company’s fiscal year in which such termination occurs in accordance with the Board’s determination policies then in effect; and

•

all options to acquire securities of the Company held by Mr. Kimmins immediately prior to his termination date that would have vested if his employment continued for one year after the termination date shall become fully exercisable, and all restrictions on any restricted stock or deferred stock units of the Company held by Mr. Kimmins immediately prior to his termination date that would have lapsed if his employment continued for one year after the termination date shall be removed.

If the Employment Agreement is terminated (1) as a result of Mr. Kimmins’s death or permanent disability, or (2) by the Company without cause or by the Company’s non-renewal of the Employment Agreement or (3) by Mr. Kimmins for good reason, the Company shall pay Mr. Kimmins’s COBRA health benefits premium for an 18-month period following his termination; provided, however, that such benefits shall be reduced to the extent health benefits are received by Mr. Kimmins, his spouse or any eligible dependent from any other person during such period and Mr. Kimmins will be required to use any medical insurance provided by a new employer, if available, during such 18-month period.

Certain of the payments to be made to Mr. Kimmins under the Employment Agreement may be deferred in order to comply with the requirements of section 409A of Code.

Under the Employment Agreement, Mr. Kimmins has agreed not to compete with the Company or its affiliates during the term thereof and for any period in which he is receiving payments or benefits from the Company under the Employment Agreement (other than the continuation of medical benefits).

Finally, the Employment Agreement provides that in the event that (i) prior to a change in control of the Company, the Board determines by a majority vote, or (ii) following a change in control of the Company, a court of competent jurisdiction determines by a final, non-appealable order, that Mr. Kimmins, before or after the termination of his employment relationship with the Company, has committed certain acts which materially and adversely affect the Company, then some or all (A) benefits payable or to be provided, or previously paid or provided, to Mr. Kimmins under the Employment Agreement or (B) cash bonuses paid to Mr. Kimmins by the Company on or after the date of the Employment Agreement, or equity awards granted to Mr. Kimmins by the Company that vest, on or after the date of the Employment Agreement will be forfeited to the Company on such terms as determined by the Board or the final, non-appealable order of a court of competent jurisdiction.  Those acts which could trigger such a forfeiture include:

•                  fraud, embezzlement, theft, felony or an act of dishonesty in the course of Mr. Kimmins’s employment with the Company or an affiliate;

•                  knowingly causing or assisting in causing the Company or a subsidiary of the Company to engage in criminal misconduct;

•                  if Mr. Kimmins knew or should have known in the reasonable exercise of his duties that the Company was publicly releasing financial statements of the Company that were materially misstated and misleading;

•                  disclosing trade secrets of the Company or an affiliate and such action materially and adversely affected the Company; or

•                  violating the terms of any non-competition, non-disclosure or similar agreement with respect to the Company or any affiliate to which Mr. Kimmins is a party and such action materially and adversely affected the Company.

The foregoing description of the Employment Agreement does not purport to be complete and is qualified in its entirety by reference to such agreement, which is filed as Exhibit 10.1 hereto and is incorporated by reference herein.

In addition, the Company entered into a Change in Control Agreement with Mr. Kimmins effective as of April 1, 2013, consistent with the form of agreement filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on May 20, 2009 and further described in the Company’s 2012 Proxy Statement.

Item 9.01   Financial Statements and Exhibits.

(d)  Exhibits.  The following exhibit is included in this Form 8-K:

Number	Description

10.1	Employment Agreement dated effective as of April 1, 2013, by and between The Men’s Wearhouse, Inc. and Jon Kimmins.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 1, 2013

THE MEN’S WEARHOUSE, INC.

	By:	/s/ Diana M. Wilson
Diana M. Wilson
Executive Vice President, Interim Chief Financial Officer,
Treasurer and Principal Financial Officer

Index to Exhibits

Exhibit No.	Description

10.1	Employment Agreement dated effective as of April 1, 2013, by and between The Men’s Wearhouse, Inc. and Jon Kimmins.